CBC HOLDING COMPANY
                                                                    EXHIBIT 32.1
          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005

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     In  connection  with  the  Quarterly  Report  of  CBC  Holding Company (the
"Company") on Form 10-QSB for the period ending September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, George M. Ray, President , Chief Executive Officer and acting Chief Financial Officer, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section  906  of  the  Sarbanes-Oxley  Act  of  2002,  that:

     (1) To the best of my knowledge, the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) To the best of my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


November 14, 2005

/s/ George M. Ray
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George M. Ray
President / Chief Executive Officer


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